SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to .240.14a-12

CANNON EXPRESS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11(1).

(1) Title of each class of securities to which transaction applies:
    Not Applicable
(2) Aggregate number of securities to which transaction applies:
    Not Applicable
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
    (Set forth the amount on which the filing fee is calculated and state
     how it was determined):        Not Applicable
(4) Proposed maximum aggregate value of transaction:   Not Applicable
(5) Total fee paid:   Not applicable

[   ] Fee paid previously with preliminary materials
[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously Paid:   Not Applicable
(2) Form, Schedule or Registration Statement No.:   Not Applicable
(3) Filing Party:   Not Applicable
(4) Date Filed:     Not Applicable

CANNON EXPRESS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 20, 2001


The undersigned shareholder(s) of Cannon Express, Inc. hereby appoint Dean G. Cannon and Rose Marie Cannon, and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed below, at the Annual Meeting of Shareholders to be held on Tuesday, November 20, 2001 at 10:00 a.m., local time, and at any adjournments thereof, for the transaction of the following business:

1.  To elect the following nominees for director of the Company:

        Dean G. Cannon    Rose Marie Cannon   Sam F. Fiser
        Glenn E. Kelley   Len Bennett

The shareholder may withhold authority to vote for any of these nominees by lining through or striking out the name of any such nominee.

2.  Approval of the 2001 Equity Incentive Plan

UNLESS OTHERWISE INSTRUCTED HEREON, IT IS INTENDED THAT THE PROXIES WILL VOTE THESE SHARES FOR THE FOREGOING PROPOSALS. The proxies will vote in their sole discretion upon such other business as may properly come before the meeting.

Please sign, date and return this proxy as soon as possible.

Dated _______________, 2001

_________________________
     Signature

_________________________
     Signature

Please sign exactly as name(s) appear at left. If stock is in the name of two or more persons, each should sign. Persons signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, then signature should be by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


CANNON EXPRESS, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 20, 2001

TO THE SHAREHOLDERS OF CANNON EXPRESS, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Cannon Express, Inc., a Delaware corporation, will be held at the corporate office of Cannon Express, Inc. at 1457 East Robinson Avenue in Springdale, Arkansas on Tuesday, November 20, 2001 at 10:00 a.m., local time, for the following purposes:

     1.  To elect five directors.
     2. To consider and act upon a proposal to adopt the 2001 Equity Incentive Plan.
     3.  To consider and act upon such other business as may properly come
before the meeting                   and any adjournments thereof.

Only shareholders of record at the close of business on October 23, 2001 will be entitled to vote at the Annual Meeting and any adjournments thereof.

The Company's Proxy Statement is submitted herewith. The annual report for the year ended June 30, 2001 is being mailed to shareholders together with the mailing of this Notice and Proxy Statement.

                         BY ORDER OF THE BOARD OF DIRECTORS
                         Dean G. Cannon,
                         President and Chairman of the Board of Directors

Springdale, Arkansas
October 26, 2001

YOUR VOTE  IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR TO VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.


CANNON EXPRESS, INC.
1457 Robinson
Springdale, Arkansas 72765

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 20, 2001 AND ANY ADJOURNMENTS

SOLICITATION AND REVOCATION OF PROXY

The enclosed proxy, for use only at the Annual Meeting of Shareholders to be held at the corporate office of Cannon Express, Inc. (the "Company"), at 1457 East Robinson Avenue in Springdale, Arkansas on Tuesday, November 20, 2001 at 10:00 a.m., local time, and any adjournments or postponements thereof, is solicited on behalf of the Board of Directors of the Company. Such solicitation is being made primarily by mail, but may also be made in person or by telephone or telegraph by officers, directors, and regular employees of the Company. All expenses incurred in the solicitation will be borne by the Company.

Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the 2001 Annual Meeting. A proxy may be revoked at any time before it is used, upon written notice to Rose Marie Cannon, Secretary of the Company, by execution and delivery of a later proxy, or by attending the meeting and voting in person. If not revoked, all properly executed proxies received will be voted at the meeting in accordance with the terms of the proxy.

This proxy material is first being mailed to shareholders on or about October 31, 2001.

OUTSTANDING STOCK AND VOTING RIGHTS

The outstanding shares of the Company as of October 10, 2001 totaled 3,205,276 shares of common stock, $ .01 par value (the "Common Stock"). At the meeting, each shareholder will be entitled to one vote, in person or by proxy, for each share of stock owned of record at the close of business on October 23, 2001. Votes will be tabulated by inspectors of election appointed by the Company's Board of Directors. The stock transfer books of the Company will not be closed.

The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for the Board of Directors while still granting authority to the proxy to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant the proxy authority to vote for all nominees, check the box marked "FOR" which appears above the list of nominees. If you wish to withhold authority to vote for all nominees, check the box marked "ABSTAIN," also located above the list of nominees. If you wish your shares to be voted for some nominees and not for one or more of the others, indicate the name(s) of the nominee(s) for whom you are withholding authority by drawing a line through such name(s). If no instructions are indicated, shares of common stock will be voted for the election of the nominees. Shareholders are not entitled to cumulative voting with respect to the election of directors.


As noted above, the enclosed form of proxy provides a method for shareholders to withhold authority to vote for a director and thereby abstain from voting. If you check the box marked "ABSTAIN", shares will be voted neither for nor against a director but will be counted for quorum purposes. Additionally, "broker non-votes" are not relevant to the determination of a quorum or for determining whether the proposal to elect directors has been approved. While there may be instances in which a shareholder will wish to abstain, the Board of Directors encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

Provided a quorum is present, the affirmative vote of a plurality of the shares of Common Stock represented at the meeting and entitled to vote is required for election of each nominee to the Board of Directors.

With respect to the proposal to adopt a new equity incentive plan, the enclosed form of proxy provides a method for you to (1) vote for the proposal, (2) vote against the proposal, or (3) abstain from voting. By abstaining, your shares will not be voted either for or against the proposal, but will be counted for quorum purposes. While there may be instances in which you will wish to abstain, the Board encourages you to vote your shares in your best judgment and to participate in the voting process to the fullest extent possible. Provided a quorum is present, a majority of the votes cast at the meeting is required to approve the proposal to adopt the new equity incentive plan. Broker non-votes will be treated in the same manner as abstentions for quorum and voting purposes (i.e., counted for quorum purposes, but neither being voted for nor against the proposals and, therefore, having no effect on the outcome of the votes).

ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF MANAGEMENT

Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. The Board of Directors of the Company has recommended to the Company's shareholders that the number of Directors which shall be authorized to manage the affairs of the Company for the ensuing year shall be five, subject to increase as provided in the Company's by-laws, and that the nominees listed below be elected as directors at the Annual Meeting.

The following table sets forth, as of October 10, 2001 the name, age, term of office as director of the Company, and ownership of the Company's Common Stock with respect to each nominee for election to the Board of Directors, the named directors, the named executive officers, and of the directors and executive officers of the Company as a group. The nominees listed below served as members of the Board of Directors during the last fiscal year, except for Mr. Bennett.


                                     Year First    Common
                                       Elected     Shares
Nominees and Officers     Age          Director     Owned      Percentage(2)


Dean G. Cannon(1)          60            1986    1,934,486          60%
Rose Marie Cannon(1)       60            1986    1,934,486          60%
Len Bennett                62             N/A        *               *
Glenn E. Kelley            39             N/A        *               *
Sam F. Fiser               53             N/A        *               *
Larry L. Patrick(3)        56             N/A       37,308           1%
Duane Wormington(3)        44             N/A       24,829           1%
Kent Horton(3)             47             N/A        *               *
All current directors, nominated directors
and executive officers (8 persons)               2,006,623          63%

(1)See "Principal Shareholders"
(2)Percentage based upon 3,205,276 Shares of Common Stock as of October 10,
   2001.
(3)Not a nominee for director.
* Denotes ownership of less than 1% of the total outstanding shares of Common Stock.

Business Experience. The following is a brief summary of the business experience of each of the nominees for director of the Company for at least the past five years:

Dean G. Cannon has served as President and a Director of the Company since its inception in 1981.

Rose Marie Cannon has served as Secretary, Treasurer and a Director of the Company since its inception in 1981.

Rose Marie Cannon is the wife of Dean G. Cannon. Except for the foregoing, no family relationships exist among any of the persons named above.

Len Bennett is President and CEO of Petersfield Group LLC, an international advisory firm specializing in trade, logistics, transportation, and distribution on a world-wide basis. He has owned and operated all modes of transportation - air, ocean, rail, truck, warehousing, and logistics. He was the Founder, President and COO of Celadon Group, the largest full-truckload carrier in the NAFTA countries. He was Advisor to both the US and Mexican governments in the writing and negotiating of the Transportation Section of the NAFTA agreement. He has worked successfully in the US, Mexico, Europe, South America, and the Far East. He has been published and quoted extensively, and has lectured in both the government and private sectors.
Mr. Bennett is a Graduate Mechanical and Industrial Engineer, with Doctoral studies in Psychology.

Glenn E. Kelley is an attorney with the Kelley Law Firm, a professional limited liability company located in Rogers, Arkansas. He has been licensed to practice law in the state and federal courts in Arkansas since 1987 with primary emphasis on commercial transactions, commercial litigation, and employment matters.


Sam F. Fiser is a partner in S.F. Fiser & Company, a regional accounting firm headquartered in Springdale, Arkansas. He is a graduate of the University of Arkansas. Mr. Fiser is a member of the American Institute of Certified Public Accountants, the Arkansas Society of Certified Public Accountants, and is a former chairman of the Arkansas Savings and Loan Board.

The Board of Directors has no reason to believe that any nominee will be unable or unwilling to accept nomination or to serve if elected. However, should any nominee become unable or unwilling to accept nomination or to serve if elected, all proxies will be voted for the election of a qualified substitute nominated by the Board of Directors.

Committees

The Company presently does not have standing nominating committees. The Board of Directors nominates persons for director. The Board will consider suggestions by shareholders for names of nominees to the Board of Directors for the fiscal year ending June 30, 2003 provided that such suggestions are made in writing and delivered to Rose Marie Cannon, Secretary of the Company, on or before June 30, 2002.

The Company has an audit committee which is presently composed of Sam F. Fiser and Glenn E. Kelley. Mr. Uvalde Lindsey served on the Audit Committee until his resignation and will be replaced by Mr. Bennett, an independent member of the Board of Directors, upon confirmation of his election to the Board. The Audit Committee recommends candidates to serve as the Company's auditors, reviews the reports of the Company's auditors, and has the authority to investigate the financial and business affairs of the Company.

The Company has a compensation committee which is presently composed of Sam
F. Fiser and Glenn E. Kelley. The compensation committee makes recommendations to the Board of Directors regarding compensation for the President and Secretary/Treasurer of the Company.

During the past fiscal year, the Board of Directors met on one occasion, the Audit Committee met once, and the Compensation Committee met once. In fiscal 2001, each director attended at least 75% or more of the total of meetings of the Board and committees of the Board during the period in which he or she served.


PRINCIPAL SHAREHOLDERS

As of October 10, 2001, the only shareholders known to the Company to own, directly or indirectly, more than 5% of the Company's Common Stock are reflected in the following table:

                                  Number of Shares       Percent of
                                    Beneficially         Outstanding
Name and Address                       Owned              Shares(3)

Dean G. Cannon                      1,934,486(1)             60%
1457 Robinson
Springdale, Arkansas 72764

Rose Marie Cannon                   1,934,486(2)             60%
1457 Robinson
Springdale, Arkansas 72764

Alice L. Walton                       283,289                 9%
10587 Hwy 281 S.
Fayetteville, Arkansas 72701

(1) Includes 343,150 shares owned of record by Rose Marie Cannon, his wife, and 1,248,186 shares held jointly by Dean G. and Rose Marie Cannon.

(2) Includes 343,150 shares owned of record by Dean G. Cannon, her husband, and 1,248,186 shares held jointly by Rose Marie and Dean G. Cannon.

(3) Percentage based upon 3,205,276 shares of the Company's Common Stock outstanding as of October 10, 2001.


EXECUTIVE COMPENSATION

The following table is set forth with respect to all cash compensation paid or to be paid by the Company as well as certain other compensation paid to the Chief Executive Officer and other executive officers whose total remuneration exceeded $100,000 during fiscal year 2001.
                                SUMMARY COMPENSATION TABLE
                    Annual Compensation              Long-Term Compensation
                                                    Awards           Payouts
                                                        Securities
                                         Other             Under-
                                         Annual Restricted lying    All   Other
Name and Principal                       Compen- Stock    Options/ LTIP  Compen-
   Position       Year  Salary     Bonus sation  Award(s)   SARs  Payouts sation
                         ($)        ($)    ($)     ($)      (#)     ($)    ($)
   (a)            (b)    (c)        (d)    (e)     (f)      (g)     (h)    (i)
Dean G. Cannon    2001 455,077(1)   -0-    -0-     -0-    -0-/-0-   -0-    -0-
President,        2000 210,016(1) 240,000  -0-     -0-    -0-/-0-   -0-    -0-
 Chairman of      1999 208,053(1) 240,000  -0-     -0-    -0-/-0-   -0-    -0-
 the Board

Larry L. Patrick  2001 168,874      -0-    -0-     -0-    -0-/-0-   -0-    -0-
Vice-President    2000 162,081      -0-    -0-     -0-    -0-/-0-   -0-    -0-
                  1999 162,855      -0-    -0-     -0-    -0-/-0-   -0-    -0-

Duane Wormington  2001 142,570      -0-    -0-     -0-      -0-     -0-    -0-
Vice-President    2000 139,241      -0-    -0-     -0-      -0-     -0-    -0-
 of Finance       1999 124,158      -0-    -0-     -0-      -0-     -0-    -0-

Kent Horton       2001 101,603      -0-    -0-     -0-      -0-     -0-    -0-
Vice-President    2000  87,763      -0-    -0-     -0-      -0-     -0-    -0-
 of Sales         1999  79,135      -0-    -0-     -0-      -0-     -0-    -0-

(1) Amounts shown include cash and non-cash compensation earned and received AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES
                                          Number of        Value of Unexercised
                   Number            Unexercised Options   In-the-Money Options
                   Shares              at June 30, 2001      at June 30, 2001
                  Acquired      Value    Exercisable/          Exercisable/
Name            on Exercise   Realized  Unexercisable         Unexercisable
Larry L. Patrick     -0-         -0-    37,243 /   -0-(1)      $-0-/$-0-(4)
Duane Wormington     -0-         -0-    24,829 /   -0-(2)      $-0-/$-0-(4)
Kent Horton          -0-         -0-     4,000 / 6,000(3)      $-0-/$-0-(4)

(1) Represent options to purchase 37,243 Common shares granted under the Company's Incentive Stock Option Plan.

(2) Represent options to purchase 24,829 Common shares granted under the Company's Incentive Stock Option Plan.

(3) Represent options to purchase 10,000 Common shares granted under the Company's Incentive Stock Option Plan.

(4) Market value of the Company's Common Stock at 6/30/01 was $1.70 per share. Value of unexercised options was calculated based upon the difference between the foregoing market values and the exercise price of the options.


Compensation of Directors
Each non-officer director was paid a total of $200 for each meeting of the Board of Directors or its committees which he attended. Directors do not receive annual fees for attendance at meetings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The members of the compensation Committee are Sam F. Fiser and Glenn E. Kelley, both non-employee directors of the Company. All decisions by the Compensation Committee relating to compensation of the Company's executive officers are reviewed by the full board, except for decisions regarding awards under the Company's Incentive Stock Option Plan (the "Plan"), which must be made solely by the Committee in order for the grants to satisfy Exchange Act Rule 16b-3.

Compensation Policies

The overall compensation policy of the Company is to maximize shareholder return by combining annual and long-term compensation to executives. The Committee seeks to provide annual compensation which motivates executives by recognizing and rewarding individual initiative and achievement. Long-term compensation to executives is based on stock ownership by management.

Compensation Elements
The following alternatives were available to the Committee as compensation elements during fiscal 2001: base salary, annual cash bonuses for fiscal 2001, and stock options granted under the Company's Plan. Compensation paid during fiscal 2001 reflected the Committee's emphasis on determining pay on an individualized basis.

Base Salary. Executive's base salaries are initially determined with reference to comparable base salaries of others in the Company's industry. Subjective measures of performance include a review of each executive's past and anticipated level of performance. The Committee does not attempt to relate executive salaries to objective performance-related criteria.

Cash Bonuses. The Compensation Committee determines on an annual basis whether to award cash bonuses to executives. While no general bonus program existed during fiscal 2001, the Compensation Committee may elect to award bonuses to reward individual contributions. Bonuses are awarded by the Compensation Committee based on subjective criteria, such as a review of the executive's past and anticipated performance. The Committee does not attempt to relate bonuses to objective performance-related criteria.

Stock Options. The Company's long-term incentive program is based on the Company's Plan, which was approved by shareholders in 1986. Upon selection by the Compensation Committee, the company's key employees are eligible to participate in the Plan. In determining whether to grant options, the Committee reviews the options previously granted and exercised under the Plan, the Company's performance as determined in the market price of its stock, individual performance and potential contribution to the Company and the perceived need of providing additional long-term incentive to key executives. Based on these criteria, no options to acquire shares of the Company's Common Stock were granted to executive officers during fiscal 2001.


CEO Compensation

The compensation Committee's general approach in setting Mr. Cannon's target annual compensation is to seek to be competitive with other companies of a similar size in the Company's industry, to recognize and reward initiative, overall corporate performance and managerial ability, and to provide long-term incentive to increase shareholder value. In setting Mr. Cannon's cash compensation, the Committee reviewed the compensation of chief executive officers of other companies in the industry. The Committee targeted Mr. Cannon's cash compensation to fall within the range of such amounts.

                            COMPENSATION COMMITTEE
                            Sam F. Fiser
                            Glenn E. Kelley

AUDIT COMMITTEE REPORT
The Audit Committee of the Company's Board of Directors is composed of two independent directors. It is expected that Mr. Bennett will be appointed to the Audit committee by the Board of Directors after the election of the Board of Directors at the Company's Annual Meeting of Shareholders. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. (the "NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary duty for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, has discussed with the independent auditors their independence from the Company and its management, and has considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.
The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. These meetings without management present will be held at least once each year, but generally more frequently.


In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's 2001 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Sam F. Fiser
Glenn E. Kelley

INDEPENDENT AUDITORS
Arthur Andersen LLP, certified public accountants, served as independent auditors for the Company for the year ended June 30, 2001. The Board of Directors has selected Arthur Andersen LLP to serve as the independent auditors of the Company for the current fiscal year. A representative of Arthur Andersen is expected to be in attendance at the Annual Meeting and will be afforded the opportunity to make a statement. The representative will also be available to respond to appropriate questions.

Fees Principal Accounting Firm
During fiscal year 2001, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts.

   Audit fees and quarterly reviews                      $44,750
   Financial information systems design
     and implementation fees                             $     -
   All other fees                                        $     -

CERTAIN RELATED TRANSACTIONS
The Company leases its offices from Dean G. Cannon and Rose Marie Cannon pursuant to a written lease entered into and effective as of September 1, 1986. The lease provides for monthly payments of $6,000, cancelable by the Company on 30 days' notice and is on terms no less favorable to the Company as could be obtained from an independent third party.

Compensation Committee Interlocks and Insider Participation
There exist no interlocking relationships on the Compensation Committee.

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons, the Company believes that, during the 2001fiscal year, all filing requirements were complied with as they apply to its officers, directors and greater than 10% beneficial owners.


STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total shareholder return to the Company's shareholders during the six-year period ended June 30, 2001 as well as an overall stock market index (AMEX Market Index) and a published industry index (NASDAQ Transportation Index).

The following information depicts a line graph with the following values:

          AB             Transport. index              Amex
1996      100                    100                     100
1997     61.9                  114.7                   107.5
1998     76.2                  139.2                   134.9
1999     27.4                  142.2                   151.9
2000     20.2                  108.4                   121.6
2001     16.2                  121.6                   163.8

SHAREHOLDER PROPOSALS

Rule 14a-4(c) under the Securities and Exchange Act of 1934 (the "1934
Act") governs the Company's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Company's proxy solicitation materials pursuant to Rule 14a-8 of the 1934 Act. Rule 14a-4(c)(1) provides that if a shareholder wishing to make a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or by an earlier or later date established by an overriding advance notice provision contained in the Company's charter or bylaws), then the management proxies named in the form of proxy distributed in connection with Company's proxy statement would be allowed to use their discretionary voting authority to address the matter submitted by the proponent, without discussion of the matter in the proxy statement. In addition, if a shareholder desires to include a proposal in the Company's proxy statement for the 2002 Annual Meeting, the proposal should be directed to Mr. Dean G. Cannon, Chairman of the Company's Board of Directors, and must be received by the Company on or before June 29, 2002. Any such proposal must comply with the requirements of Rule 14a-8 of the 1934 Act.

EXPENSES OF SOLICITATION
The cost of soliciting proxies will be borne by the Company. Solicitations may be made personally, by written communications, telephone or telegraph, and may be made by directors, officers, and regular employees of the Company who will not receive any additional compensation, except reimbursement of actual expenses, in connection with such solicitation.

ADDITIONAL INFORMATION AVAILABLE
Upon written request, the Company will furnish, without charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 2001, as filed with the United States Securities and Exchange Commission, including the financial statements and schedules thereto. The written request should be sent to Mr. Dean G. Cannon, Chairman of the Company's Board of Directors, 1457 Robinson, PO Box 364, Springdale, Arkansas 72765.


APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN
Introduction

At the Annual Meeting of Shareholders, the shareholders of the Company will be asked to approve the 2001 Equity Incentive Plan (the "Plan"), which was adopted by the Board on October 22, 2001, subject to approval by the Company's shareholders.

Vote Required

Provided a quorum is present, a majority of the votes cast at the Annual Meeting is required to approve the Plan.

Summary of the 2001 Equity Incentive Plan

The principal terms and provisions of the Plan are summarized below. The summary is not a complete description of all of the terms of the Plan. A copy of the Plan is attached to this proxy statement as "Exhibit B."

Purpose. The Plan is intended to allow employees and certain others to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company in attracting new employees and retaining existing employees.

Scope of the Plan. Subject to certain adjustments, the total number of shares of the Company common stock available for grants under the Plan will be 1,000,000 shares.

Eligibility.  All employees of the Company are eligible to be participants.

Administration. The Plan will be administered by a committee (the "Committee") which will consist of two or more directors of the Company, all of whom satisfy one of the conditions of Rule 16b-3 in respect of the exemption of grants to persons subject to potential liability under Section 16(b) of the Securities and Exchange Act of 1934 (the "1934 Act"). Whether or not a Committee is separately designated by the Board of Directors, any and all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors. The Committee has the authority to: (i) select employees to whom awards are granted, (ii) determine the types of awards and the number of shares covered, (iii) set the terms, conditions and provisions of such awards and (iv) cancel or suspend awards. The Committee is authorized to: (i) interpret the Plan, (ii) establish, amend and rescind any rules and regulations relating to the Plan, and (iii) make all determinations which may be necessary or advisable for the administration of the Plan.

Amendment of the Plan. The Board may from time to time, in its discretion, amend the Plan without the approval of the Company's shareholders, except (i) as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities and (ii) that the Board may not, without the approval of the Company's shareholders, amend the Plan to (x) increase the total number of shares reserved for the purposes of the Plan or (y) change the employees, class of employees or others persons eligible to participate in the Plan.


Options. The exercise price per share of the Company's common stock purchasable under any stock option will be determined by the Committee. The Committee will determine the term of each stock option (subject to a maximum of 10 years), and the time or times when it may be exercised. The grant and the terms of Incentive Stock Options ("ISOs" ) will be restricted to the extent required for qualification as ISOs by the Internal Revenue Code.

Stock Appreciation Rights. When granted, Stock Appreciation Rights ("SARs") may, but need not be identified with a specific option or specific restricted shares of the grantee in a number equal to or different from the number of SARs so granted. The strike price ("Strike Price") of any SAR will equal, for any SAR that is identified with an option, the price of such option, or for any other SAR, 100% of the fair market value of a share on the date of grant of such SAR; except that the Committee may (x) specify a higher Strike Price in the award Agreement, or (y) provide that the benefit payable upon exercise of any SAR will not exceed such percentage of the fair market value of a share on the date granted as the Committee will specify.

Restricted Shares. Except in the case of treasury shares, the Committee will require the grantee to pay at least $1.00 for each restricted share granted. The Committee may, but need not, provide that all or any portion of a grantee's restricted shares, or restricted shares acquired upon exercise of an option, will be forfeited: (i) upon the grantee's termination of employment within a specified time period after the grant date; (ii) if the Company or the grantee does not achieve specified performance goals (if any); or (iii) upon failure to satisfy such other restrictions as the Committee may specify.

No Rights as a Stockholder. A grantee will not have any rights as a stockholder of the Company with respect to the shares (other than restricted shares) which may be deliverable upon exercise or payment of such award until such shares have been delivered to him or her.

Adjustments. The Committee will make equitable adjustments in: (i) the aggregate number of shares which may be distributed under the Plan for awards in general and for the grant of ISOs; (ii) the number and kind of shares and SARs covered by an award; and (iii) the option price of all outstanding options and the Strike Price of all outstanding SARs, to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event, of or by the Company.

Change in Control. In the event of a change in control, as defined in the Plan ("Change in Control"), in connection with which the holders of common stock receive shares of common stock of the surviving or successor corporation that are registered under Section 12 of the 1934 Act: (i) there will be substituted for each option and SAR outstanding on the date of the consummation of corporate transaction relating to such Change in Control, a new option or SAR, as the case may be, reflecting the number and class of shares into which each outstanding share will be converted pursuant to such Change in Control and providing each grantee with rights that are substantially identical to those under this Plan in all material respects; and (ii) in the event of any such substitution, the purchase price per share in the case of an option and the Strike Price in the case of an SAR will be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or Strike Price.


Termination of the Plan. The Plan will terminate on the ten-year anniversary of the effective date thereof or at such earlier time as the Board may determine. No termination will affect any award then outstanding under the Plan.

OTHER MATTERS

So far as is now known, there is no business other than that described above to be presented to the shareholders for action at the meeting. Should other business come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

                     By Order of the Board of Directors

                     Dean G. Cannon, Chairman

                     October 26, 2001


Exhibit "A"

CHARTER

PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee is responsible for creating and maintaining an open avenue of communication among the independent accountants, management and the Board of Directors.

The policies and procedures of the Audit Committee must remain flexible in order to appropriately consider changing conditions and to ensure to the Board of Directors that the Company's accounting and reporting practices are in accordance with requirements. Accordingly, the Audit Committee will review and update this Charter annually or more frequently, as conditions dictate.

The Audit Committee's primary duties and responsibilities include serving as an independent and objective committee to:

 . Oversee management's responsibility to maintain the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;
 . Oversee management's responsibility to establish and maintain processes to assure an adequate system of internal control is functioning within the Company;
 . Oversee management's responsibility to establish and maintain processes to assure compliance with all applicable laws, regulations and Company policy.

COMPOSITION

The Audit Committee shall be comprised of the number of directors as determined by the Board of Directors. Subsequent to June 2001, the Audit Committee shall be comprised of three or more directors.

Each of the members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting or related financial management expertise.

The members of the Audit Committee shall be elected by the Board of Directors and serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.


MEETINGS
The Audit Committee shall hold regular meetings as necessary and special meetings when called by the Chairman of the Audit Committee or as requested by the independent accountants.

The Audit Committee shall meet at least annually with management and the independent accountants in separate sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately.

The Audit Committee, or the Chair of the Audit Committee as representative for the Audit Committee, should meet with the independent accountants and management quarterly to review the Company's Form 10-Q. This meeting should take place prior to the earnings release.

The Chairman of the Audit Committee will report to the Board of Directors following the meetings and is responsible for maintaining minutes and records of the meetings and activities of the Audit Committee.

RESPONSIBILITIES AND DUTIES
The Audit Committee shall carry out the following responsibilities and duties.

Review of Reports and Documents
 . Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

 . Review with management and the independent accountants the 10-Q prior to the earnings release.

Independent Accountants
 . Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants.

 . On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence. The Audit Committee must receive annually from the independent accountants a written statement indicating all relationships between the auditor and the Company in accordance with Independence Standards Board Standard #1.

 . Review with the independent auditors and management the scope of the annual audit and the audit procedures. At the conclusion of the audit, review the results of the audit including all matters required to be discussed in accordance with generally accepted auditing standards.

 . Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.


Financial Reporting Processes
 . Review the integrity of the Company's financial reporting processes with the independent accountants.

 . Discuss with the independent accountants their judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

 . Consider and approve major changes to the Company's accounting principles and practices as suggested by the independent accountants.

Compliance
 . Review management's monitoring of the Company's compliance with laws, regulations and Company policies to assure that the Company's financial statements, reports and other financial information satisfy legal requirements.

 .  Perform any other activities consistent with this Charter, the Company's
   By-laws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate related to the financial affairs of the Company or the external audit of the Company.

Reporting
 .  Present a report in the annual proxy statement reflecting the Audit
   Committee's findings resulting from its financial reporting oversight responsibilities.


Exhibit "B"
CANNON EXPRESS, INC.
2001 EQUITY INCENTIVE PLAN
TABLE OF CONTENTS



1.........................................................Purpose

2.....................................................Definitions

3...............................................Scope of the Plan

4..................................................Administration

5.....................................................Eligibility

6............................................Conditions to Grants

7............................................Non-transferability

8.......................................................Exercise

9...........................................Loans and Guarantees

10..............................Notification under Section 83(b)

11.....................................Mandatory Tax Withholding

12....................................Elective Share Withholding

13.....................................Termination of Employment

14............................................Substituted Awards

15........................................Securities Law Matters

16..........................................No Employment Rights

17....................................No Rights as a Stockholder

18............................................Nature of Payments

19....................................Non-uniform Determinations

20...................................................Adjustments

21.........................................Amendment of the Plan

22.......................................Termination of the Plan

23.......................................No Illegal Transactions

24...............................................Controlling Law

25..................................................Severability


CANNON EXPRESS, INC.
2001 EQUITY INCENTIVE PLAN

The 2001 Equity Incentive Plan (the "Plan"), as established by CANNON EXPRESS, INC., a Delaware corporation ("Cannon Express"), is effective as of October 22, 2001, subject to the approval of the Stockholders of Cannon Express within 12 months thereafter.

  1. Purpose. The Plan is intended to allow employees and certain others to acquire or increase equity ownership in Cannon Express, thereby strengthening their commitment to the success of Cannon Express and stimulating their efforts on behalf of Cannon Express, and to assist Cannon Express in attracting new employees and retaining existing employees.

  2. Definitions. The terms set forth below have the following meanings (such meanings to be applicable to both the singular and plural forms):

     (a) "Award" means options, including incentive stock options (ISOs), Restricted Shares or stock appreciation rights (SARs) granted under the Plan.

     (b) "Award Agreement" means the written agreement by which an Award shall be evidenced.

     (c) "Board"  means the Board of Directors of Cannon Express.

     (d) "Cause" means any one or more of the following, as determined by the Committee:

         (i) a Grantee's commission of a crime that is likely to result in injury to Cannon Express or a Subsidiary;

         (ii) the material violation by the Grantee of written policies of Cannon Express or a Subsidiary;

         (iii) the habitual neglect by the Grantee in the
          performance of his or her duties to Cannon Express
          or a Subsidiary;    or

         (iv) the action or inaction in connection with his or her duties to Cannon Express or a Subsidiary resulting in a material injury to Cannon Express or a Subsidiary; and


    (e) "Change in Control"  shall be deemed to have occurred if:
         (i) any "person", as defined in Sections 13(d) and 14(d) of the Exchange Act (other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company,(ii) the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and (iii) Dean G. Cannon and Rose Marie Cannon and their Immediate Family) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities unless prior thereto, the Continuing Directors (as defined below) approves the transaction that results in the person becoming the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding securities. "Continuing Directors" means directors who were directors of the Company at the beginning of the 24-month period ending on the date the determination is made or whose election, or nomination for election, by the Company's stockholders was approved by at least a majority of the directors who are in office at the time of the election or nomination and who either (x) were directors at the beginning of the period or (y) were elected, or nominated for election, by at least a majority of the directors who were in office at the time of the election or nomination and were directors at the beginning of the period;

         (ii) at any time Continuing Directors no longer constitute a majority of the directors of the Company;

         (iii) the Board fixes a record date for determining stockholders entitled to vote upon (x) a merger or consolidation of the Company, statutory share exchange, or other similar transaction with another corporation, partnership, or other entity or enterprise in which either the Company is not the surviving or continuing corporation or Shares are to be converted into or exchanged for cash, securities other than Shares, or other property, (y) a sale or disposition of all or substantially all of the assets of the Company, or (z) the dissolution of the Company; or

         (iv) the Company enters into an agreement with any person, entity, or enterprise the consummation of which would result in the occurrence of an event described in subparagraphs (i), (ii), or
          (iii) of this paragraph.

Notwithstanding the foregoing, in no event shall a "Change in Control" be deemed to have occurred with respect to a participant if the participant is part of a purchasing group that consummates the Change in Control transaction. A participant shall be deemed "part of a purchasing group" for purposes of the immediately preceding sentence if the participant is an equity participant in the purchasing company or group other than as a result of (y) passive ownership of less than five percent of the voting capital stock or voting equity interests of the purchasing company; or (z) equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the Continuing Directors.


    (f) "Code" means the Internal Revenue Code of 1986, as amended or superceded, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions.

    (g) "Committee" means the committee of the Board appointed pursuant to Section 4(a).

    (h) "Common Stock" means the common stock, $0.01 par value per share, of Cannon Express.

    (i) "Disability" means the inability of the Grantee to reasonably perform his or her employment responsibilities, in the opinion of a licensed physician for Cannon Express, due to physical or mental impairments for a period of sixty (60) consecutive days.

    (j) "Effective Date"  means October 22, 2001.

    (k) "Eligible Employee" means any employee (including any officer) of Cannon Express or any Subsidiary, including any employee on an approved leave of absence or layoff, if such leave or layoff does not qualify as a Disability.

    (l) "Fair Market Value"  of an equity security as of any date means:

         (i) the closing price of a share of such equity security on the American Exchange (or such other exchange on which such security is principally traded) on the relevant date or, if there were no sales on that date, the closing price on the next preceding date on which there were sales.

         (ii) if the Shares of Cannon Express are not listed and traded on a national securities exchange as of the date in question, the fair market value shall be the mean between the lowest reported bid price and highest reported asked price of the Shares on the date in question in the over-the-counter market, as such prices are reported in publication of general circulation selected by the Company and regularly reporting the market price of the Shares in such market.

         (iii) if the Shares of Cannon Express are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market as of the date in question, the fair market value shall be determined in good faith by the Committee.

    (m) "Grantee"  means an individual who has been granted an Award.

    (n) "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children and grandchildren.

    (o) "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.


    (p) "Minimum Consideration" means $1.00 per Share.

    (q) "1934 Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the 1934 Act include references to successor provisions.

    (r) "Option Price"  means the per share exercise price of an option.

    (s) "Option Term" means the period beginning on the Grant Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time prior to the expiration date of such stock option then in effect.

    (t) "Restricted Shares" means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

    (u) "Retirement" means a termination of employment by a Grantee upon attaining either (i) age 55 with at least 20 years of service as an employee of Cannon Express or a Subsidiary or (ii) age 60 with at least 15 years of service as an employee of Cannon Express or a Subsidiary.

    (v) "Rule 16b-3" means Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

    (w) "SAR"  means stock appreciation right.

    (x) "SEC"  means the Securities and Exchange Commission.

    (y) "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of Cannon Express.

    (z) "Share"  means a share of Common Stock.

   (aa) "Subsidiary" means, for purposes of grants of incentive stock options, a corporation as defined in Section 424(f) of the Code (with Cannon Express being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which Cannon Express owns, directly or indirectly, more than 50% or more of the then-outstanding common stock.

   (bb) "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of Cannon Express or any Subsidiary.

   (cc) "Voting Power" means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.


     3.   Scope of the Plan.  Subject to the adjustment as provided in
Section 20, the total number of Shares available for grant under the Plan shall be 1,000,000 Shares; except that the number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 50,000.

     If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding ISOs under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all of such ISOs may again be subject to an incentive stock option under the Plan. Shares awarded under the Plan may be treasury shares or newly-issued shares.

     4.   Administration.

    (a) Subject to Section (b), the Plan shall be administered by a committee (the "Committee") which shall consist of two or more directors of Cannon Express, all of whom satisfy one of the conditions of Rule 16b-3 in respect of the exemption of grants to Section 16 Persons from potential liability under Section 16(b) of the 1934 Act. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of Cannon Express, and any vacancy on the Committee may at any time be filled by a resolution adopted by the Board of Directors. Whether or not a Committee is separately designated by the Board of Directors, any and all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and Section 162(m) of the Code as then in effect.

    (b) Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

         (i) to determine when and to whom Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

         (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an option) shall be forfeited and whether such shares shall be held in escrow;


         (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

         (iv) to make, amend and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the termination of employment of a Grantee;

         (v)  to determine the terms and conditions of all Award
          Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

         (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

         (vii) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

         (viii) subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised;

         (ix) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

         (x) to take any other action with respect to any matters relating to the Plan for which it is responsible.

     The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     5. Eligibility. The Committee may in its discretion grant Awards to any Eligible Employee, whether or not he or she has previously received an Award. In addition, the Committee in its discretion may grant nonqualified options (but not ISOs), Restricted Stock or SARs to independent contractors or consultants of Cannon Express or its Subsidiaries who render those types of services which tend to contribute to the success of Cannon Express or its Subsidiaries, or which may reasonably be anticipated to contribute to the future success of Cannon Express or its Subsidiaries.


     6.   Conditions to Grants.

    (a)     General Conditions.

         (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

         (ii) Any provision of the Plan to the contrary notwithstanding, the Option Term shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided.

         (iii) To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

    (b)     Grant of Options.

         (i) No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. Only nonqualified options may be granted with an Option Price that is less than the Fair Market Value of a Share on the Grant Date. An option shall be exercisable for unrestricted Shares unless the Award Agreement provides that it is exercisable for Restricted Shares.

         (ii) The Committee may, in its discretion, permit an employee to elect, before earning compensation, to be granted an Award in lieu of receiving such compensation; if in the judgment of the Committee, the value of such Award on the Grant Date equals the amount of compensation foregone by such employee.

    (c) Grant of Incentive Stock Options. At the time of the grant of any option, the Committee may, in its discretion, designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an ISO:

         (i) shall have an Option Price not less than 100% of the Fair Market Value of a Share on the Grant Date;

         (ii) shall, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on the Grant Date;

         (iii)     shall be for a period of not more than 10 years
          (five years in the case of an ISO granted to a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;


         (iv) shall meet the limitations of this subparagraph 6(c)(iv).
          If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds $100,000, taking into account Shares subject to all ISOs granted by Cannon Express which are held by the Grantee, the excess will be treated as nonqualified options. To determine whether the $100,000 limit is exceeded, the Fair Market Value of Shares subject to options shall be determined as of the Award dates of the options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted Options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the $100,000 limit, Cannon Express may designate which Shares are to be treated as Shares acquired pursuant to an ISO.

         (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of Cannon Express;

         (vi) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the ISO under the circumstances as described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a "Disqualifying Disposition"), within 10 business days after such Disqualifying Disposition; and

         (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee, except that the Grantee may, to the extent provided in the Plan or in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her ISO after the Grantee's death;

     Notwithstanding any provision herein to the contrary, the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an ISO), take any action necessary to prevent such option from being treated as an ISO.

    (d)  Grant of SARs.

         (i) When granted, SARs may, but need not be identified with a specific option or specific Restricted Shares of the Grantee (including any option or Restricted Shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an option or with Restricted Shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such option or Restricted Shares (y) the exercise of such option or (z) the date such Restricted Shares become nonforfeitable.


         (ii) The strike price ("Strike Price") of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement, or (y) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

    (e)   Grant of Restricted Shares.

         (i) The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. Except with respect to Restricted Shares that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 9.

         (ii) The Committee may, but need not, provide that all or any portion of a Grantee's Restricted Shares, or Restricted Shares acquired upon exercise of an option, shall be forfeited:

           (A) except as otherwise specified in the Plan or the Award Agreement, upon the Grantee's termination of employment within a specified time period after the Grant Date; or

           (B) if Cannon Express or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment; or

           (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

         (iii) If restricted Shares are forfeited, then if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Cannon Express at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. Cannon Express shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a Stockholder of Cannon Express, from and after the date the event causing the forfeiture, whether or not the Grantee accepts Cannon Express' tender of payment for such Restricted Shares.


         (iv) The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of Cannon Express until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, Cannon Express shall cause certificates for such shares to be issued without such legend.

     7. Non-transferability. An Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee or his or her guardian or legal representative, except that, subject to Section 6(c) (in respect of ISOs), a Grantee may, if permitted by the Committee, in its discretion, (i) designate in writing a beneficiary to exercise an Award after his or her death (provided, however, that no such designation shall be effective unless received by the office of Cannon Express designated for that purpose prior to the Grantee's death) and (ii) transfer the Award to a member of his or her Immediate Family.

     8.   Exercise.

    (a)   Exercise of Options.

         (i) Subject to Section 6 and except as otherwise provided in the applicable Award Agreement, each option shall become exercisable at such time or times as may be specified by the Committee from time to time.

         (ii) An option shall be exercised by the delivery to Cannon
          Express during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the option and (y) payment in full of the Option Price of such specific number of Shares.

         (iii) Payment of the Option Price may be made by any one or more of the following means:

             (A)  cash, personal check or wire transfer;
             (B) Mature Shares, valued at their Fair Market Value on the date of exercise;
             (C)  with the approval of the Committee, Restricted
              Shares held by the Grantee for at least six months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise;
             (D)  in accordance with procedures previously approved by
              the Secretary of Cannon Express, through the sale of the Shares acquired on exercise of the Option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to Cannon Express the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by Cannon Express, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or


              (E)  in the discretion of the Committee, payment may also
               be made in accordance with Section 9.

The Committee may in its discretion specify that, if any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option, or (y) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

    (b)    Exercise of SARs.

          (i) Subject to Section 6(d), and except as otherwise provided in the applicable Award Agreement, (x) each SAR not identified with any other Award shall become exercisable with respect to 25% of the Shares subject thereto on each of the first four anniversaries of the Grant Date of such SAR unless the Committee provides otherwise in the Award Agreement and (y) each SAR which is identified with any other Award shall become exercisable as and to extend that the option or Restricted Shares with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

         (ii) SARs shall be exercised by delivery to Cannon Express of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

         (iii)     The benefit for each SAR exercised shall be equal to
          (x) the Fair Market Value of a Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

     9. Loans and Guarantees. The Committee may in its discretion allow a Grantee to defer payment to Cannon Express of all or any portion of (i) the Option Price of an option, (ii) the purchase price of Restricted Shares, or
(iii) any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award, or cause Cannon Express to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, or any related taxes. Any such payment deferral or guarantee by Cannon Express shall be on such terms and conditions as the Committee may determine except that a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee (i) enters into a binding, recourse obligation to pay the deferred amount, which recourse obligation shall include a fixed, market rate of interest that is non-prepayable and nonrefundable and (ii) other than treasury shares, pays upon exercise of an option or grant of Restricted Shares, as applicable, an amount at least equal to the Minimum Consideration therefor. If the Committee has permitted a payment deferral or caused Cannon Express to guarantee a loan in accordance with this Section, then the


Committee may require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral or guarantee.

     10. Notification under Section 83(b). If the Grantee, in connection with the exercise of any option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in
Section 83(b) of the Code, then such Grantee shall notify Cannon Express of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

     11.  Mandatory Tax Withholding.
    (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, Cannon Express shall be entitled to require (i) that the Grantee remit an amount in cash, or in Cannon Express' discretion, Mature Shares, sufficient to satisfy all federal, state, and local tax withholding requirements related thereto (_Required Withholding_ ),
     (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (iii) any combination of the foregoing.

    (b) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to Cannon Express an amount sufficient to satisfy all resulting Required Withholding; except that in lieu of or in addition to the foregoing, Cannon Express shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

     12.  Elective Share Withholding.

    (a) Subject to the following subsection, and unless otherwise provided in the Award Agreement, a Grantee may elect the withholding ("Share Withholding") by Cannon Express of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event.

    (b) Each Share Withholding election shall be subject to the following conditions:
         (i) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;
         (ii) the Grantee's election must be made before the date (the
          "Tax Date") on which the amount to be withheld is determined; and
         (iii) the Grantee's election shall be irrevocable.


     13.  Termination of Employment.

    (a) For Cause. If a Grantee's employment is terminated for Cause, (i) the Grantee's Restricted Shares that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(e)(iii) regarding repayment of certain amounts to the Grantee; and (ii) any unexercised option or performance share shall terminate effective immediately upon such termination of employment.

    (b) On Account of Retirement. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Retirement, then:

         (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable; and

         (ii) any unexercised option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first two (2) years after such termination of employment (but only during the Option Term) by the Grantee.

    (c) On Account of Death. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of death, then:

         (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable; and

         (ii) any unexercised option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first 12 months after such termination of employment (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's designated beneficiary.

    (d) On Account of Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Disability, then:

         (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable; and

         (ii) any unexercised option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first 12 months after such termination of employment (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's designated beneficiary.


    (e) Any Other Reason. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates for any reason other than for Cause, Retirement, death, or Disability, then:

         (i) the Grantee's Restricted Shares (and any SARs identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment, shall be forfeited on such date; and

         (ii) any unexercised option or SAR (other than a SAR identified with a Restricted Share), to the extent exercisable immediately before the Grantee's termination of employment, may be exercised in whole or in part, not later than three months after such termination of employment (but only during the Option Term).

    (f) Extension of Term. In the event of a termination of the Grantee's employment other than for Cause, the term or any Award (whether or not exercisable immediately before such termination) which would otherwise expire after the Grantee's termination of employment but before the end of the period following such termination of employment described in subparagraphs (b), (c) and (d) of this Section for exercise of Awards may, in the Committee's discretion, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. The Committee may further extend the period of exercisability to permit any unexercised portion thereof to be exercised within a specified period provided by the Committee.

     14. Substituted Awards. If the Committee cancels any Award (whether granted under this Plan or any plan of any entity acquired by Cannon Express or a Subsidiary), the Committee may, in its discretion, substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine; except that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than 100% (110% in the case of an incentive stock option granted to a 10% Owner) of the Fair Market Value of a Share on the date of grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

     15. Securities Law Matters. If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificate for Shares. If, based upon the advice of counsel to Cannon Express, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of Cannon Express' equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but Cannon Express shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

     16. No Employment Rights. Neither the establishment of the Plan, nor the grant of any Award shall (a) give any Grantee the right to remain employed by Cannon Express or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of Cannon Express or any Subsidiary to modify, amend, or terminate any employee benefit plan.


     17. No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder of Cannon Express with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of Cannon Express, shall confer on the Grantee all rights of a stockholder of Cannon Express, except as otherwise provided in the Plan. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

     18. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of Cannon Express or any Subsidiary or (b) any agreement between (i) Cannon Express or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

     19. Non-uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of terminations of employment

     20.  Adjustments.

    (a)  The Committee shall make equitable adjustment of:

         (i) the aggregate numbers and kind of Shares available under the Plan for Awards in general and for the grant of ISOs;

         (ii) the number and kind of Shares and SARs covered by an Award, and

         (iii) the Option Price of all outstanding options and the Strike Price of all outstanding SARs,

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event, of or by Cannon Express.


    (b) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock of the surviving or successor corporation that are registered under Section 12 of the 1934 Act:

         (i) there shall be substituted for each option and SAR outstanding on the date of the consummation of corporate transaction relating to such Change in Control, a new option or SAR, as the case may be, reflecting the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control and providing each Grantee with rights that are substantially identical to those under this Plan in all material respects; and

         (ii) in the event of any such substitution, the purchase price per share in the case of an option and the Strike Price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or Strike Price.

     21. Amendment of the Plan. The Board may from time to time, in its discretion, amend the Plan without the approval of Cannon Express' Stockholders, except (i) as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed Cannon Express' equity securities and (ii) that the Board may not without the approval of Cannon Express' Stockholders amend the Plan to (x) increase the total number of shares reserved for the purposes of the Plan or (y) change the employees, class of employees or others persons eligible to participate in the Plan.

     22. Termination of the Plan. The Plan shall terminate on the ten-year anniversary of the Effective Date or at such earlier time as the Board may determine. No termination shall affect any Award then outstanding under the Plan.

     23. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and Cannon Express shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or Cannon Express of any applicable law or regulation.

     24. Controlling Law. The law of the State of Delaware, except its law with respect to choice of law, shall control all matters relating to the Plan.

     25. Severability. If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.




CERTIFICATE


     I, Rose Marie Cannon, Secretary of CANNON EXPRESS, INC., certify that the foregoing is a true and correct copy of the CANNON EXPRESS, INC. 2001 Equity Incentive Plan as adopted by the Board of Directors of the corporation on October 22, 2001.





                           By:  /s/ Rose Marie Cannon
                                    Secretary